UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

AVALANCHE BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1035 O’Brien Drive, Suite A

Menlo Park, CA 94025

(650) 272-6269

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On August 5, 2014, Avalanche Biotechnologies, Inc. (the “Company”) issued and sold 588,235 shares (the “Private Placement Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to Regeneron Pharmaceuticals, Inc. (“Regeneron”) in connection with a private placement which occurred concurrently with the closing of the Company’s initial public offering (the “IPO”) of its Common Stock.

The aggregate cash purchase price of the Private Placement Shares was approximately $10,000,000, representing a per share price of $17.00, the same price at which shares of the Common Stock were sold to the public in the IPO.

The sale and issuance by the Company of the Private Placement Shares to Regeneron were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and the rules and regulations promulgated thereunder relating to transactions not involving any public offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation and Bylaws

On August 5, 2014, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the IPO. Effective as of August 5, 2014, the Company also adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO.

As described in the Registration Statement on Form S-1 (File No. 333-197133), the Company’s board of directors and pre-IPO stockholders previously approved the amendment and restatement of these charter documents to be effective immediately prior to the closing of the IPO.

A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference. A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01	Other Events.

On August 5, 2014, the Company completed its IPO of 6,900,000 shares of Common Stock at a price to the public of $17.00 per share, which included the exercise in full by the underwriters of their option to purchase 900,000 additional shares of Common Stock. A copy of the press release announcing the closing of the IPO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Avalanche Biotechnologies, Inc.

3.2	Amended and Restated Bylaws of Avalanche Biotechnologies, Inc.

99.1	Press release dated August 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2014	AVALANCHE BIOTECHNOLOGIES, INC.

	By:	/s/ Thomas W. Chalberg, Jr., Ph.D.
Thomas W. Chalberg, Jr., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Avalanche Biotechnologies, Inc.

3.2	Amended and Restated Bylaws of Avalanche Biotechnologies, Inc.

99.1	Press release dated August 5, 2014.